UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) November 19, 2010
Home BancShares, Inc.
(Exact name of registrant as specified in its charter)
Arkansas
(State or other jurisdiction of incorporation)

000-51904 (Commission File Number)	71-0682831 (IRS Employer Identification No.)

719 Harkrider, Suite 100, Conway, Arkansas (Address of principal executive offices)	72032 (Zip Code)
(501) 328-4770
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
     On November 19, 2010, Home BancShares, Inc. issued a press release announcing that its wholly owned subsidiary Centennial Bank has acquired the banking operations of Gulf State Community Bank through a loss-sharing agreement with the Federal Deposit Insurance Corporation. Copies of the press release and related supplemental materials are attached as Exhibits 99.1 and 99.2 to this Current Report and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

99.1	Press Release: Home BancShares and Centennial Bank Further Enhance Florida Panhandle Franchise With Strategic In-Market Acquisition.
99.2	Supplemental materials to Press Release dated November 19, 2010.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc. (Registrant)
Date: November 19, 2010	/s/ Randy Mayor
Randy Mayor
Chief Financial Officer